MARKETABLE SECURITIES (Details Textual) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Net Realized and Unrealized Gain (Loss) on Trading Securities	$ 909	$ 987	$ 957
Impairment of available for sale marketable securities	0	0	700
Proceeds from Sale and Maturity of Available-for-sale Securities	400	0	2,674
Business Acquisition, Purchase Price Allocation, Intangible Assets Other than Goodwill	$ 0	$ 0	$ 31